Other Non-Current Assets, Net - Schedule of Other Non-Current Assets (Details) - USD ($) $ in Thousands		Sep. 30, 2025	Dec. 31, 2024
Other Non-Current Assets, Net [Abstract]
Other cloud infrastructure	[1]	$ 12,274	$ 11,458
Artificial intelligence platform under construction		449
Prepaid expense for cloud infrastructure support	[2]	5,463
Less: accumulated amortization		(897)
Other non-current assets, net		$ 17,289	$ 11,458

[1]	Other non-current assets primarily consisted of other cloud infrastructure under construction, which was not available for use as of September 30, 2025 and expected to be completed in the first quarter of 2026.
[2]	In the first half of 2025, the Group paid RMB38.9 million (approximately $5.5 million) for cloud infrastructure support, which would be amortized over 3 years based on the service agreements. For the nine months ended September 30, 2024 and 2025, amortization expense was nil and $897.